UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  02/09/2005

SIZELER PROPERTY INVESTORS INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-09349

MD	72-1082589
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

2542 Williams Blvd., Kenner, LA 70062
(Address of Principal Executive Offices, Including Zip Code)

504-471-6271
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 4.01.    Changes in Registrant's Certifying Accountant

The Public Company Accounting Oversight Board ("PCAOB") has proposed rules that expand public company pre-approval requirements by imposing additional responsibilities on accounting firms seeking audit committee pre-approval of permissible tax services as well as independence requirements. Based on these proposed rules, the Audit Committee of the Board of Directors of Sizeler Property Investors, Inc. (the "Audit Committee") has determined to initiate the change of the present public accounting firm providing Sizeler Property Investors, Inc. (the "Company") with auditing services.

On February 9, 2005, the Audit Committee of the Company unanimously approved the retention of KPMG LLP as tax advisors to the Company for the fiscal year ending December 31, 2005. Further, the Audit Committee unanimously approved not to retain KPMG LLP as the Company's independent registered public accounting firm for audit services to be rendered for the year ending December 31, 2005. The client-auditor relationship between the Company and KPMG LLP will cease upon completion of management's assessment of the effectiveness of internal control over financial reporting and the audit of the Company's financial statements for the year ended December 31, 2004, and the issuance of KPMG LLP's reports thereon.

The audit reports of KPMG LLP on the Company's consolidated financial statements for the fiscal years ended December 31, 2002 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the fiscal years ended December 31, 2002 and 2003 and the subsequent period ended December 31, 2004 and through the date hereof, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreements in connection with its report.

The Company provided KPMG LLP with a copy of this disclosure and requested that KPMG LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether KPMG LLP agrees with the above statements; and, if not, stating the respects which it does not agree. A copy of the KPMG LLP letter will be filed as an exhibit to an amendment to this Form 8-K.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

SIZELER PROPERTY INVESTORS INC

Date: February 14, 2005.	By:	/s/ Thomas A. Masilla, Jr.
Thomas A. Masilla, Jr.
President and Chief Operating Officer